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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                             -----------------------

                        Date of Report: February 23, 2005

                               OUTLOOK GROUP CORP.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                       000-18815                39-1278569
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(State or other jurisdiction            (Commission           (I.R.S. Employer
of incorporation)                       File Number          Identification No.)

1180 American Drive, Neenah, Wisconsin            54956
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(Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (920) 722-2333


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01. Changes in Registrant's Certifying Accountant.

Previous independent registered public accounting firm

         On February 23, 2005, the Audit Committee of Outlook Group Corp. ("OGC") dismissed PricewaterhouseCoopers LLP ("PWC") as OGC's independent registered public accounting firm.

         PWC's reports on OGC's consolidated financial statements as of and for the fiscal years ended May 31, 2003 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

         During the fiscal years ended May 31, 2003 and 2004, and through February 23, 2005, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PWC's satisfaction, would have caused PWC to make reference thereto in their reports on the financial statements for such years. No reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended May 31, 2003 and 2004 or through February 23, 2005.

         OGC has provided PWC with a copy of the foregoing disclosures and requested that PWC furnish OGC with a letter addressed to the Securities and Exchange Commission stating whether or not PWC concurs with the statements made above. Attached as Exhibit 16 is a letter from PWC.

New independent registered public accounting firm

         On February 23, 2005, the Audit Committee of OGC appointed Virchow Krause & Company LLP ("VK") as OGC's new independent registered public accounting firm. During the fiscal years ended May 31, 2003 and 2004, and through February 23, 2005, neither OGC nor anyone acting on its behalf consulted with VK regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         ***

         The Audit Committee's decision results from a process, intended to manage costs, in which several firms were invited to submit audit proposals. Also, the Committee believes that, as OGC is a relatively small public company, it may be able to receive increased access to, and enhanced service from, a smaller auditing firm rather than in the case of a large independent auditing firm due to the competing demands on a large firm's time and attention, especially in view of the increased responsibilities of auditors. Based on the fee proposals which it has received, the Committee expects that OGC's audit fees will be reduced as a result of this change.

Item 9.01. Exhibits

Exhibit 16        Letter of PricewaterhouseCoopers LLP



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                                      *****

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 25, 2005                   OUTLOOK GROUP CORP.
                                          (Registrant)

                                          By: /s/ Paul M. Drewek
                                              ----------------------------------
                                              Paul M. Drewek
                                              Chief Financial Officer



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